                                                                        Ex. 10.7

                              Carter Holdings, Inc.

                                   $16,350,000
                     12% Senior Subordinated Notes due 2008

                               PURCHASE AGREEMENT

                                                                  March 19, 1997

BT Securities Corporation
Bankers Trust Plaza
130 Liberty Street
New York, New York  10006

Ladies and Gentlemen:

            Carter Holdings, Inc., a Massachusetts corporation ("Holdings"), and Invifin S.A., a societe anonyme organized under the laws of Luxembourg ("Invifin"), hereby confirm their agreement with you (the "Initial Purchaser"), as set forth below.

            1. The Notes. Subject to the terms and conditions herein contained, Invifin proposes to sell to the Initial Purchaser $16,350,000 aggregate principal amount of Holdings' 12% Senior Subordinated Notes due 2008 Series A (the "Notes"). The Notes, which are currently outstanding, will be amended and reissued under a supplemental indenture (the "Indenture") to be dated as of March 25, 1997 by and between Holdings and State Street Bank and Trust Company, as Trustee (the "Trustee") amending and restating the indenture dated as of October 30, 1996. Invifin hereby consents to such amendment to such original indenture and the notes currently outstanding thereunder.

            The Notes will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance on exemptions therefrom.

            In connection with the sale of the Notes, Holdings has prepared an offering memorandum dated March 19, 1997 (the "Memorandum") setting forth or including a description of the terms of the Notes, the terms of the offering of the Notes, a description of Holdings and The William Carter Company, a Massachusetts corporation (the "Company"), and any material devel-opments relating to Holdings and the Company occurring after the date of the most recent historical financial statements of the Company included therein.

            The Initial Purchaser and its direct and indirect transferees of the Notes will be entitled to the benefits of the Exchange and Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which Holdings has agreed, among other things, to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Notes or the Exchange Notes (as defined in the Registration Rights Agreement) under the Act.

            2. Representations and Warranties. (A) Holdings represents and warrants to, and agrees with, the Initial Purchaser that, as of the Closing Date (as defined in Section 3 below):

            (a) Neither the Memorandum as of the date thereof nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to Holdings in writing by the Initial Purchaser expressly for use in the Memorandum or any amendment or supplement thereto.

            (b) All of the subsidiaries of Holdings are listed in Schedule 1 attached hereto (each, a "Subsidiary" and collectively, the "Subsidiaries"); all of the outstanding shares of capital stock of Holdings and the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. Except as set forth in the Memorandum, all of the outstanding shares of capital stock of each of the Subsidiaries will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting; except as set forth in the Memorandum, there are no

(i) options, warrants or other rights to purchase, (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in any of the Subsidiaries outstanding. Except for the Subsidiaries or as disclosed in the Memorandum, Holdings does not own, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity.

            (c) Each of Holdings and the Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation; each of Holdings and the Subsidiaries has all requisite corporate power and authority to own its properties and conducts its business as now conducted and as described in the Memorandum, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or to have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), prospects or results of operations of Holdings and the Subsidiaries, taken as a whole (any such event, a "Material Adverse Effect").

            (d) Holdings has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Notes and the Exchange Notes. The Notes, are substantially in the form of Exhibit A to the Indenture. The Notes and the Exchange Notes have each been duly and validly authorized by Holdings and, when executed by Holdings and authenticated by the Trustee in accordance with the provisions of the Indenture will constitute valid and legally binding obligations of Holdings, entitled to the benefits of the Indenture, and enforceable against Holdings in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

            (e) Holdings has all requisite corporate power and authority to execute, deliver and perform its obliga-tions under the Indenture. The Indenture conforms to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA"), applicable to an indenture which is qualified thereunder (assuming the due authorization, execution and delivery of the Indenture by the Trustee provided that no representation or warranty is made with respect to the Statement of Eligibility of the Trustee on Form T-1). The Indenture has been duly and validly authorized, executed and delivered by Holdings and (assuming the due authorization, execution and delivery by the Trustee), constitutes a valid and legally binding agreement of Holdings, enforceable against Holdings in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

            (f) Holdings has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized, executed and delivered by Holdings and (assuming the due authorization, execution and delivery by the Initial Purchaser) constitutes a valid and legally binding agreement of Holdings enforceable against Holdings in accordance with its terms, except that the enforcement thereof may be subject to
(i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

            (g) Holdings has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by Holdings of the transactions contemplated hereby have been duly and validly authorized by Holdings. This Agreement has been duly executed and delivered by Holdings.

            (h) No consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the consummation by Holdings of the other transactions contemplated hereby, except such as have been obtained and such as may be required (i) under state securities or "Blue Sky" laws in connection with the purchase and resale of the Notes by the Initial Purchaser and (ii) by federal or state securities regulatory authorities in connection with or pursuant to the Registration Rights Agreement. None of Holdings or the Subsidiaries is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, "Contracts"), except for any such breach, default, violation or event which would not have, individually or in the aggregate, a Material Adverse Effect.

            (i) The execution, delivery and performance by Holdings of the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract, except for any such conflict, breach, violation, default or event which would not have, individually or in the aggregate, a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational document) of Holdings or any of the Subsidiaries, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof and assuming compliance with the Act with respect to the exchange of the Notes for the Exchange Notes and the obligations of Holdings under the Registration Rights Agreement) any statute, judgment, decree, order, rule or regulation applicable to Holdings or any of the Subsidiaries or any of their respective properties or assets, except for any such conflict, breach or violation which would not have, individually or in the aggregate, a Material Adverse Effect.

            (j) The audited consolidated financial statements of the Company and its subsidiaries included in the Memorandum present fairly in all material respects the financial position, results of operations and cash flows of the Company and its subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The summary and selected financial and statistical data in the Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein. Other than as set forth in the Memorandum, there are no material differences between the consolidated financial statements of the Company and its subsidiaries and the consolidated financial statements of Holdings and the Subsidiaries. Price Waterhouse LLP and Coopers & Lybrand LLP are each an independent public accounting firm within the meaning of the Act and the rules and regulations promulgated thereunder.

            (k) The pro forma financial statements (including the notes thereto) and the other pro forma financial information included in the Memorandum (i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and (iii) have been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Memorandum are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein, in each case assuming a debt financing by the Company.

            (l) Except as disclosed in the Memorandum, each of Holdings and the Subsidiaries possesses all material licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or neces-sary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Memorandum ("Permits"), except where the failure to obtain such Permits would not have, individually or in the aggregate, a Material Adverse Effect; and none of Holdings or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Memorandum and except where such revocation or modification would not have, individually or in the aggregate, a Material Adverse Effect.

            (m) Since the date of the most recent financial statements appearing in the Memorandum, except as described in the Memorandum or as reflected in the pro forma financial statements included therein, (i) none of Holdings or the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business which liabilities, obligations, transactions or contracts would, individually or in the aggregate, be material to the business, condition (financial or otherwise), prospects or results of operations of Holdings and its Subsidiaries, taken as a whole, (ii) none of Holdings or the Subsidiaries has purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock (other than with respect to any of such Subsidiaries, the purchase of, or dividend or distribution on, capital stock owned, directly or indirectly, by Holdings) and (iii) there has been no material change in the capital stock or long-term indebtedness of Holdings or the Subsidiaries.

            (n) Each of Holdings and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not have, individually or in the aggregate, a Material Adverse Effect, and has paid all material taxes shown as due thereon; and other than tax deficiencies which Holdings or any Subsidiary is contesting in good faith and for which Holdings or such Subsidiary has provided adequate reserves, there is no tax deficiency that has been asserted against Holdings or any of the Subsidiaries that would have, individually or in the aggregate, a Material Adverse Effect.

            (o) The statistical and market-related data included in the Memorandum are based on or derived from sources which Holdings and the Subsidiaries believe to be reliable and accurate in all material respects.

            (p) None of Holdings, the Subsidiaries or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Notes to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect on the Closing Date.

            (q) Each of Holdings and the Subsidiaries has good and marketable title to all real property and good title to all personal property described in the Memorandum as being owned by it and good and marketable title to a leasehold estate in the real and personal property described in the Memorandum as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Memorandum or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not have, individually or in the aggregate, a Material Adverse Effect. Holdings and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now or proposed to be operated by them as described in the Memorandum, and none of Holdings or the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which would reasonably be expected to have, if such assertion of infringement or conflict were sustained, a Material Adverse Effect.

            (r) There are no legal or governmental proceedings involving or affecting Holdings or any Subsidiary or any of their respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not described in the Memorandum or which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the sale of the Notes to be sold hereunder or the consummation of the other transactions described in the Memorandum; there are no material contracts or other documents which would be required to be described in a prospectus pursuant to the Act that are not described in the Memorandum.

            (s) Except as disclosed in the Memorandum, to the best knowledge of Holdings, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by Holdings (or, to the best of Holdings knowledge, any other entity for whose acts or omissions Holdings is or may reasonably be expected to be liable) upon any of the property now or, to the actual knowledge of the current chief executive officer, chief financial officer, treasurer or secretary of Holdings, previously owned or leased by the Company (i) in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or (ii) which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except in the case of both clauses (i) and (ii) for any violation or liability which would not have, individually or in the aggregate with all such violations and liabilities, a Material Adverse Effect; there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which Holdings has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, individually or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

            (t) There is no strike, labor dispute, slowdown or work stoppage with the employees of Holdings or any of the Subsidiaries which is pending or, to the knowledge of Holdings or any of the Subsidiaries, threatened.

            (u) Each of Holdings and the Subsidiaries carries insurance in such amounts and covering such risks in each case as is in accordance with industry practice to protect its business and the value of its properties.

            (v) None of Holdings or the Subsidiaries has any material liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which Holdings or any of the Subsidiaries makes or ever has made a contribution and in which any employee of Holdings or of any Subsidiary is or has ever been a participant. With respect to such plans, Holdings and each Subsidiary is in compliance in all material respects with all applicable provisions of ERISA.

            (w) Holdings (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that
(A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

            (x) Holdings is not required to register as an "investment company" or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

            (y) No holder of securities of Holdings or any Subsidiary will be entitled to have such securities registered under the registration statements required to be filed by Holdings pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

            (z) At the time of the issuance of the notes which are being amended by the Indenture, the fair value and present fair saleable value of the assets of Holdings (on a consolidated basis) exceeded the sum of its stated liabilities and identified contingent liabilities; Holdings (on a consolidated basis) was not (a) left with unreasonably small capital with which to carry on its business as it was then proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

            (aa) None of Holdings, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Act) which is or could be integrated with the sale of the Notes in a manner that would require the registration under the Act of the Notes or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Notes or in any manner in-volving a public offering within the meaning of Section 4(2) of the Act. Assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchaser in the manner contemplated by this Agreement to register any of the Notes under the Act or to qualify the Indenture under the TIA.

            (bb) No securities of Holdings or any Subsidiary are of the same class (within the meaning of Rule 144A under the Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

            (cc) None of Holdings or the Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Notes.

            Any certificate signed by any officer of Holdings or any Subsidiary and delivered to the Initial Purchaser or to counsel for the Initial Purchaser shall be deemed a joint and several representation and warranty by Holdings and each of the Subsidiaries to each Initial Purchaser as to the matters covered thereby.

            (B) Invifin represents and warrants to the Initial Purchaser that, as of the Closing Date:

      (a) Invifin has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to sell, assign, transfer and deliver the Notes to be sold hereunder. This Agreement and the consummation by Invifin of the transactions contemplated hereby have been duly and validly authorized by Invifin. This Agreement has been duly executed and delivered by Invifin.

      (b) Invifin will convey good and valid title to the Notes to be delivered hereunder, free and clear of all liens, encumbrances, equities and claims whatsoever.

      (c) No consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the consummation by Invifin of the transactions contemplated hereby, except such as have been obtained and such as may be required (i) under state securities or the "Blue Sky" laws in connection with the purchase and resale of the Notes by the Initial Purchaser and (ii) by federal or state securities regulatory authorities in connection with or pursuant to the Registration Rights Agreement.

      (d) The execution, delivery and performance by Invifin of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute or result in a breach of or default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms and provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which it is a party or to which it or any of its properties or assets is subject, except for any such conflict, breach, violation, default or event which would not have, individually or in the aggregate, a material adverse effect on Invifin, (ii) the certificate of incorporation or bylaws (or similar organizational document) of Invifin, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof and assuming compliance with the Act with respect to the exchange of the Notes for the Exchange Notes and the obligations of Holdings under the Registration Rights Agreement) any statute, judgment, decree, order, rule or regulation applicable to Invifin or any of its properties or assets, except for any such conflict, breach or violation which would not have, individually or in the aggregate, a material adverse effect on Invifin.

            3. Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, Invifin agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase the Notes from Invifin, at 100% of their principal amount plus accrued interest to the Closing Date. One or more certificates in definitive form for the Notes that the Initial Purchaser has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchaser requests upon notice to Invifin at least 36 hours prior to the Closing Date, shall be delivered by Invifin to the

Initial Purchaser, against payment by or on behalf of the Initial Purchaser of the purchase price therefor by wire transfer (same day funds), net of the overnight cost of such funds, to such account or accounts as Invifin shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Notes shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York at 10:00 A.M., New York time, on March 25, 1997, or at such other place, time or date as the Initial Purchaser, on the one hand, and Invifin, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." Holdings will make such certificate or certificates for the Notes available for checking and packaging by the Initial Purchaser at the offices of BT Securities Corporation in New York, New York, or at such other place as BT Securities Corporation may designate, at least 24 hours prior to the Closing Date.

            Invifin shall not be obligated to deliver any of the Notes except upon payment for all the Notes to be purchased as provided herein.

            4. Offering by the Initial Purchaser. The Initial Purchaser proposes to make an offering of the Notes at the price and upon the terms set forth in the Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchaser is advisable.

            5. Covenants of Holdings. Holdings covenants and agrees with the Initial Purchaser that:

            (a) Holdings will not amend or supplement the Memorandum or any amendment or supplement thereto of which the Initial Purchaser shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchaser shall not have given their consent. Holdings will promptly, upon the reasonable request of the Initial Purchaser or counsel for the Initial Purchaser, make any amendments or supplements to the Memorandum that may be necessary or advisable in connection with the resale of the Notes by the Initial Purchaser.

            (b) Holdings will cooperate with the Initial Purchaser in arranging for the qualification of the Notes for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchaser may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Notes; provided, however, that in connection therewith, Holdings shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

            (c) If, at any time prior to the completion of the distribution by the Initial Purchaser of the Notes, any event occurs or information becomes known as a result of which the Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Memorandum to comply with applicable law, Holdings will promptly notify the Initial Purchaser thereof and will prepare, at no expense to the Initial Purchaser, an amendment or supplement to the Memorandum that corrects such statement or omission or effects such compliance.

            (d) Holdings will, without charge, provide to the Initial Purchaser and to counsel for the Initial Purchaser as many copies of the Memorandum or any amendment or supplement thereto as the Initial Purchaser may reasonably request.

            (e) For so long as any of the Notes remain outstanding, Holdings will furnish to the Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by Holdings to the Trustee or to the holders of the Notes and, as soon as available, copies of any reports or financial statements furnished to or filed by Holdings or the Company with the Commission or any national securities exchange on which any class of securities of Holdings or the Company may be listed.

            (f) If such financial statements become available, prior to the Closing Date, Holdings will furnish to the Initial Purchaser, as soon as they have been prepared, a copy of any unaudited interim financial statements of Holdings or the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Memorandum.

            (g) None of Holdings or any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the sale of the Notes in a manner which would require the registration under the Act of the Notes.

            (h) Holdings will not, and will not permit any of the Subsidiaries to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of
Section 4(2) of the Act.

            (i) For so long as any of the Notes remain outstanding, Holdings will make available at its expense, upon request, to any holder of such Notes and any prospective purchaser thereof the information specified in Rule 144A(d)(4) under the Act, unless Holdings is then subject to Section 13 or 15(d) of the Exchange Act.

            (j) Holdings will use its best efforts to [(i) permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "PORTAL Market") and (ii)] permit the Notes to be eligible for clearance and settlement through The Depository Trust Company.

            6. Expenses. Holdings agrees to pay all costs and expenses incident to the performance of its and Invifin's obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Memorandum and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchaser of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by Holdings and Invifin, (iv) preparation (including printing), issuance and delivery to the Initial Purchaser of the Notes, (v) Holdings' and Invifin's expenses related to the qualification of the Notes under state securities and "Blue Sky" laws, (vi) Holdings' and Invifin's expenses related to any meetings with prospective investors in the Notes, (vii) fees and expenses of the Trustee including fees and expenses of counsel, (viii) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTAL Market and (ix) the expenses of the Initial Purchaser in connection with the transactions contemplated hereby in an amount not to exceed $20,000 (including the fees and expenses of counsel for the Initial Purchaser). If the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 7 hereof is not satisfied or because of any failure, refusal or inability on the part of Holdings or Invifin to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchaser of its obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), Holdings agrees to promptly reimburse the Initial Purchaser upon demand for all out-of-pocket expenses (including reasonable fees, disbursements and charges of Cahill Gordon & Reindel, counsel for the Initial Purchaser) that shall have been incurred by the Initial Purchaser in connection with the proposed purchase and sale of the Notes.

            7. Conditions of the Obligations Hereunder. (A) The obligation of the Initial Purchaser to purchase and pay for the Notes shall, in its sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

            (a) On the Closing Date, the Initial Purchaser shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchaser, of Testa Hurwitz & Thibeault, LLP, special Massachusetts counsel for Holdings, in form and substance satisfactory to counsel for the Initial Purchaser, to the effect that:

            (i) Holdings is duly incorporated and is validly existing under the laws of Massachusetts and has all requisite corporate power and authority to own or lease its properties and to conduct its business in the manner in which it presently is conducted.

            (ii) Holdings has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Indenture, the Notes, the Exchange Notes and the Registration Rights Agreement; each of the Indenture, the Notes, the Exchange Notes and the Registration Rights Agreement has been duly and validly authorized by Holdings; the Indenture, the Notes and the Registration Rights Agreement have been duly executed and delivered by Holdings.

            (iii) Holdings has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; this Agreement and the consummation by Holdings of the transactions contemplated hereby have been duly and validly authorized by Holdings. This Agreement has been duly executed and delivered by Holdings.

            (b) On the Closing Date, the Initial Purchaser shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchaser, of Gibson, Dunn & Crutcher LLP, counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchaser, to the effect that:

            (i) The delivery to the Initial Purchaser of certificates for the Notes being sold hereunder by Invifin against payment therefor as provided herein, assuming the Initial Purchaser purchased the Notes in good faith without knowledge of any adverse claim, will pass good and valid title to the Notes to the Initial Purchaser, free and clear of all liens, encumbrances, equities and claims whatsoever.

            (ii) The Indenture conforms to the requirements for qualification under the TIA (assuming due authorization, execution and delivery thereof by Holdings and the Trustee and provided that such counsel need express no opinion with respect to the qualification of the Trustee thereunder); the Indenture, when duly executed and delivered by Holdings (assuming the due authorization thereof by Holdings and the due authorization, execution and delivery thereof by the Trustee), will constitute the valid and legally binding agreement of Holdings, enforceable against Holdings in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

            (iii) The Notes are substantially in the form of Exhibit A to the Indenture. The Notes, when duly executed and delivered by Holdings (assuming the due authorization of the Notes by Holdings and the due authentication, execution and delivery of the Notes by the Trustee in accordance with the Indenture), will constitute the valid and legally binding obligations of Holdings, entitled to the benefits of the Indenture, and enforceable against Holdings in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

            (iv) The Exchange Notes, when duly executed and delivered by Holdings in accordance with the terms of the Registration Rights Agreement and the Indenture (assuming the due authorization, execution and delivery of the Indenture by Holdings and the Trustee, the due authorization of the Exchange Notes by Holdings and the due authentication and delivery of the Exchange Notes by the Trustee in accordance with the Indenture), and when duly and validly exchanged for the Notes, and assuming compliance with federal and state securities laws, will constitute the valid and legally binding obligations of Holdings, entitled to the benefits of the Indenture, and enforceable against Holdings in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

            (v) The Registration Rights Agreement, when duly executed and delivered by Holdings (assuming the due authorization thereof by Holdings and the due authorization, execution and delivery thereof by the Initial Purchaser), will constitute the valid and legally binding agreement of Holdings, enforceable against Holdings in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that such counsel need not express an opinion as to the enforceability of indemnification or contribution provisions contained therein.

            (vi) Except as set forth in the Memorandum, no holder of securities of Holdings or any Subsidiary is entitled pursuant to any Contract identified to such counsel in a certificate of Holdings as being a material instrument to have such securities registered under a registration statement filed by Holdings pursuant to the Registration Rights Agreement.

            (vii) The execution, delivery and performance by Holdings of this Agreement, the Indenture and the Registration Rights Agreement will not conflict with or constitute or result in a breach or a default under (or an event which with notice or passage of time or both would constitute a default under) or in violation of any of the terms or provisions as they exist on the Closing Date of any Contract identified to such counsel in a certificate of Holdings as being a material instrument, except for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, have a Material Adverse Effect, or (assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof and assuming compliance with the Act with respect to the exchange of the Notes for the Exchange Notes and the obligations of Holdings under the Registration Rights Agreement and excluding federal and state securities laws and regulations as to which such counsel shall not express an opinion pursuant to this paragraph
      (vii)) any statute, judgment, decree, order, rule or regulation known to such counsel to be applicable to Holdings, except for any such conflict, breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect.

            (viii) No consent, approval, authorization or order of any governmental authority is required for the consummation by Holdings of the transactions contemplated hereby (assuming compliance with federal and state securities laws in connection with or pursuant to the Registration Rights Agreement and provided that such counsel need express no opinion in this paragraph (viii) regarding indemnification provisions), except such as may be required under state securities or Blue Sky laws, as to which such counsel need express no opinion, and those which have previously been obtained.

            (ix) None of Holdings or the Subsidiaries is required to be registered as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

            (x) No registration under the Act of the Notes is required in connection with the sale of the Notes to the Initial Purchaser as contemplated by this Agreement, the Indenture and the Memorandum or in connection with the initial resale of the Notes by the Initial Purchaser in accordance with Section 8 of this Agreement, and prior to the commencement of the Registered Exchange Offer (as defined in the Registration Rights Agreement) or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Indenture is exempt from the qualification requirements of the TIA, in each case assuming (i) that the purchasers who buy such Notes in the initial resale thereof are qualified institutional buyers as defined in Rule 144A promulgated under the Act ("QIBs") or institutional accredited investors as defined in Rule 501(a)(1), (2), (3) or (7) promulgated under the Act ("Accredited Investors"), (ii) the accuracy of the Initial Purchaser's representations in Section 8 and those of Holdings contained in this Agreement and compliance with their respective agreements as set forth in this Agreement and (iii) that the offering of the Notes will be conducted solely in the manner contemplated by this Agreement, the Indenture and the Memorandum.

            At the time the foregoing opinion is delivered, Gibson Dunn & Crutcher LLP shall additionally state that it has participated in conferences with officers and other representatives of Holdings and representatives of the independent public accountants for Holdings, at which conferences the contents of the Memorandum and related matters were discussed, because the purpose of its professional engagement was not to establish or confirm factual matters and because the scope of its examination of the affairs of Holdings did not permit it to verify the accuracy, completeness or fairness of the statements set forth in the Memorandum, it is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Memorandum, and on the basis of the foregoing, no facts have come to its attention which lead it to believe that the Memorandum, on the date thereof or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such firm need express no opinion with respect to the financial statements and related schedules and notes thereto and the other financial, statistical and accounting data included in the Memorandum). The opinion of Gibson, Dunn & Crutcher LLP shall also state that based on the foregoing, there are no legal or governmental proceedings involving or affecting Holdings or any of its properties or assets which would be required to be described in a prospectus pursuant to the Act that are not described in the Memorandum or which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the sale of, the Notes to be sold hereunder. The opinion of Gibson Dunn & Crutcher LLP described in this Section may be limited to matters of New York and Federal law and shall be rendered to the Initial Purchaser at the request of Holdings and shall so state therein.

            References to the Memorandum in this subsection (b) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date. In rendering such opinion, Gibson, Dunn & Crutcher LLP may rely as to matters of fact to the extent such counsel deems proper, on certificates of responsible officers of Holdings and public officials which are furnished to the Initial Purchaser.

            (c) The representations and warranties of Invifin and Holdings contained in this Agreement shall be true and correct on and as of the Closing Date; the statements of Holdings' officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; Holdings shall have performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

            (d) The sale of the Notes hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

            (e) Subsequent to the date of the most recent financial statements in the Memorandum (exclusive of any amendment or supplement thereto after the date hereof), none of Holdings or any of the Subsidiaries shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

            (f) The Initial Purchaser shall have received a certificate of Holdings, dated the Closing Date, signed on behalf of Holdings by its President and the Clerk to the effect that:

            (i) The representations and warranties of Holdings contained in this Agreement are true and correct on and as of the Closing Date and Holdings has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

            (ii) At the Closing Date, since the date hereof or since the date of the most recent financial statements in the Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

            (iii) The sale of the Notes hereunder has not been enjoined (temporarily or permanently).

            (g) On the Closing Date, the Initial Purchaser shall have received the Registration Rights Agreement executed by Holdings and such agreement shall be in full force and effect at all times from and after the Closing Date.

            On or before the Closing Date, the Initial Purchaser and counsel for the Initial Purchaser shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of Holdings and the Subsidiaries as they shall have heretofore reasonably requested from Holdings.

            All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are rea-sonably satisfactory in all material respects to the Initial Purchaser and counsel for the Initial Purchaser. Holdings shall furnish to the Initial Purchaser such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchaser shall reasonably request.

            (B) The obligations of Invifin to sell the Notes and the obligation of the Initial Purchaser to purchase and pay for the Notes shall be subject to the negotiation of the Indenture, including the form of the Notes and the Exchange Notes, and the Registration Rights Agreement consistent with the terms set forth on Schedule 2 hereto in form and substance satisfactory to Invifin and the Initial Purchaser.

            8. Offering of Notes; Restrictions on Transfer. The Initial Purchaser represents and warrants that it is either a QIB or an Accredited Investor. The Initial Purchaser agrees with Holdings and Invifin that (i) it has not and will not solicit offers for, or offer or sell, the Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has and will solicit offers for the Notes only from, and will offer the Notes only to, (x) persons whom the Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when the Initial Purchaser reasonably believes that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A or (y) a limited number of other institutional investors reasonably believed by the Initial Purchaser to be Accredited Investors that, prior to their purchase of the Notes, deliver to the Initial Purchaser a letter containing the representations and agreements set forth in Annex A to the Memorandum; provided, however, that, in the case of clause (y), in purchasing such Notes such persons are deemed to have represented and agreed as provided under the caption "Transfer Restrictions" contained in the Memorandum.

            9. Indemnification and Contribution. Holdings agrees to indemnify and hold harmless the Initial Purchaser, and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Initial Purchaser or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

            (i) any untrue statement or alleged untrue statement of any material fact contained in the Memorandum or any amendment or supplement thereto or any application or other document, or any amendment or supplement thereto, executed by Holdings or based upon written information furnished by or on behalf of Holdings filed in any jurisdiction in order to qualify the Notes under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each an "Application"); or

            (ii) the omission or alleged omission to state, in the Memorandum or any amendment or supplement thereto or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Initial Purchaser and each such controlling person for any legal or other expenses reasonably incurred by the Initial Purchaser or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, Holdings will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Memorandum or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to Holdings by the Initial Purchaser specifically for use therein. This indemnity agreement will be in addition to any liability that Holdings may otherwise have to the indemnified parties. Holdings shall not be liable under this Section 9 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld.

            (b) The Initial Purchaser agrees to indemnify and hold harmless Holdings, its directors, its officers, each person, if any, who controls Holdings within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and Invifin against any losses, claims, damages or liabilities to which Holdings, any such director, officer or controlling person or Invifin may become subject under the Act, the Ex-change Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Memorandum or any amendment or supplement thereto or any Application, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Memorandum or any amendment or supplement thereto or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchaser, furnished to Holdings by the Initial Purchaser specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by Holdings, any such director, officer or controlling person or Invifin in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchaser may otherwise have to the indemnified parties. The Initial Purchaser shall not be liable under this Section 9 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld. None of Holdings or Invifin shall, without the prior written consent of the Initial Purchaser, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Initial Purchaser is or could have been a party, or indemnity could have been sought hereunder by the Initial Purchaser, unless such settlement (A) includes an unconditional written release of the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Initial Purchaser.

            (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Pur-chaser in the case of paragraph (a) of this Section 9 or Holdings in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

            (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Holdings or Invifin, on the one hand, or the Initial Purchaser on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The parties hereto agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by the Initial Purchaser under this Agreement, less the aggregate amount of any damages that Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director of Holdings, each officer of Holdings, each person, if any, who controls Holdings within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and Invifin, shall have the same rights to contribution as Holdings.

            10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of Holdings, its officers and the Initial Purchaser set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of Holdings, any of its officers or directors, the Initial Purchaser or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Notes. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

            11. Termination. This Agreement may be terminated in the sole discretion of the Initial Purchaser by notice to Invifin given prior to the Closing Date in the event that Holdings shall have failed, refused or been unable to perform all its obligations and satisfy all its conditions to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

            (i) any of Holdings or the Subsidiaries shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchaser, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchaser, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of Holdings), except in each case as described in the Memorandum (exclusive of any amendment or supplement thereto);

            (ii) trading in securities of the Company or in securities generally on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market;

            (iii) a banking moratorium shall have been declared by New York or United States authorities;

            (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchaser, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Notes as contemplated by the Memorandum; or

            (v) any securities of Holdings or the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

            (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

            12. Information Supplied by the Initial Purchaser. The statements set forth in the last paragraph on the front cover page and in the third paragraph under the heading "Private Placement" in the Memorandum constitute the only information furnished by the Initial Purchaser to Holdings for the purposes of Sections 2(a) and 9 hereof.

            13. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchaser, shall be mailed or delivered to BT Securities Corporation, 130 Liberty Street, New York, New York 10006, Attention: Corporate Finance Department; if sent to Holdings, shall be mailed or delivered to the Company at 1590 Adamson Parkway, Suite 400, Morrow, Georgia, Attention: Chief Financial Officer; with a copy to Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166, Attention: Charles K. Marquis, Esq.; if sent to Invifin, shall be mailed or delivered to Invifin at 11 rue Aldringen L 2960 Luxembourg.

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

            14. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, Holdings, Invifin and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of Holdings contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in Section 9 of this Agreement shall also be for the benefit of the directors of Holdings, its officers, any person or persons who control Holdings within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act and Invifin. No purchaser of Notes from the Initial Purchaser will be deemed a successor because of such purchase.

            15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

            16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among Holdings, Invifin and the Initial Purchaser.

                                    Very truly yours,

                                    CARTER HOLDINGS, INC.


                                    By:
                                        -------------------------------
                                        Name:
                                        Title:

                                    INVIFIN S.A.


                                    By:
                                        -------------------------------
                                        Name:
                                        Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.

BT SECURITIES CORPORATION

By:
   ----------------------------
   Name:
   Title:

                                                                      SCHEDULE 1

                           Subsidiaries of the Company

                                       Jurisdiction of
Name                                   Incorporation
----                                   -------------

The William Carter Company             Massachusetts
Carter's de San Pedro, Inc.            Delaware
Carterco, S.A.                         Costa Rica
Carter's de Barranca, S.A.             Costa Rica